Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces First Quarter 2015 Results
SAN JOSE, Calif.-April 28, 2015-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its preliminary and unaudited results for the first quarter of 2015.
Net revenue for the first quarter of 2015 was $104.0 million, compared with $107.9 million for the fourth quarter of 2014 and $108.0 million for the first quarter of 2014.
Bookings for the first quarter of 2015 were $97.3 million, compared with $121.1 million for the fourth quarter of 2014 and $126.3 million for the first quarter of 2014.
Total backlog and deferred revenue was $122.2 million as of April 3, 2015, compared to $128.7 million as of December 31, 2014.
GAAP net loss for the first quarter of 2015 was $(2.7) million, or $(0.03) per diluted share, compared with a GAAP net loss for the fourth quarter of 2014 of $(4.9) million, or $(0.06) per diluted share, and a GAAP net loss of $(5.4) million, or $(0.06) per diluted share, for the first quarter of 2014.
Non-GAAP net income for the first quarter of 2015 was $4.5 million, or $0.05 per diluted share, compared with a non-GAAP net income for the fourth quarter of 2014 of $5.3 million, or $0.06 per diluted share, and a non-GAAP net income of $2.8 million, or $0.03 per diluted share, for the first quarter of 2014. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
GAAP gross margin was 52.9% and GAAP operating margin was 0.01% for the first quarter of 2015, compared with 52.6% and (2.0)%, respectively, for the fourth quarter of 2014, and 48.4% and (6.7)%, respectively, for the same period in 2014.
Non-GAAP gross margin was 53.9% and non-GAAP operating margin was 5.9% for the first quarter of 2015, compared with 54.1% and 6.2%, respectively, for the fourth quarter of 2014, and 53.3% and 3.2%, respectively, for the same period in 2014. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Total cash, cash equivalents and short-term investments were $101.9 million at the end of the first quarter of 2015, down $3.0 million from $104.9 million at the end of the prior quarter. In the first quarter of 2015, the Company generated approximately $2.0 million of cash from operations, and used approximately $5.2 million to repurchase approximately 0.7 million shares of common stock under its share repurchase program.

“Highlights of the quarter included record Cable Edge business revenue, 54% gross margin and $0.05 non-GAAP earnings per share, up 67% from a year ago,” said Patrick Harshman, President and CEO of Harmonic. “Video business revenue was soft, as video service provider customers continued to pause spending in advance of major technology and business model transitions. The good news is that Harmonic is out in front on these transitions, and secured several tier one service provider wins with our latest virtualized video technology. Looking ahead, we see good opportunities to capture more Video market share during this period of industry change while also continuing to drive growth in our Cable Edge business, and we remain focused on both earnings growth and enhanced shareholder value.”

Business Outlook

For the second quarter of 2015, Harmonic anticipates:
•Net revenue in the range of $97 million to $107 million
•GAAP gross margins in the range of 51.0% to 52.0%
•GAAP operating expenses in the range of $55 million to $56 million
•Non-GAAP gross margins in the range of 52.0% to 53.0%
•Non-GAAP operating expenses in the range of $49.5 million to $50.5 million

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

Conference Call Information

Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Tuesday, April 28, 2015. A listen-only broadcast of the conference call can be accessed either from the Company's website at www.harmonicinc.com or by calling +1.847.619.6547 or +1.888.895.5271 (passcode 39443414). A replay of the conference call will be available after 4:30 p.m. Pacific at the same website address or by calling +1.630.652.3042 or +1.888.843.7419 (passcode 39443414#).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. Harmonic enables customers to produce, deliver, and monetize amazing video experiences, with unequalled business agility and operational efficiency, by providing market-leading innovation, high-quality service, and compelling total-cost-of-ownership. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the first quarter ended April 3, 2015 and our expectations concerning quarter-on-quarter growth; and net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the second quarter of 2015. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; a strong U.S. dollar may have a negative impact on our business in certain international markets; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations, including in Ukraine; risks associated with our CCAP and VOS™ product initiatives, dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; and the risk that our share repurchase program will not continue to result in material purchases of our common stock. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2014 and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are: gross profit, operating expenses, income (loss) from operations and net income (loss) (including those amounts as a percentage of revenue), and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are restructuring and related charges, impairment of long-term investment and non-cash items, such as stock-based compensation expense, amortization of intangibles, and adjustments that normalize the tax rate. With respect to our expectations under “Business Outlook” above, reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. The effects of stock-based compensation expense specific to common stock options are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant impact on our GAAP financial results.
CONTACTS:

Carolyn V. Aver	Blair King
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.542.2500	+1.408.490.6172

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	April 3, 2015	December 31, 2014
	(In thousands, except par value amounts)
ASSETS
Current assets:
Cash and cash equivalents	$79,656	$73,032
Short-term investments	22,203	31,847
Accounts receivable, net	75,864	74,144
Inventories	31,518	32,747
Deferred income taxes	3,375	3,375
Prepaid expenses and other current assets	30,526	17,539
Total current assets	243,142	232,684

Property and equipment, net	27,140	27,221
Goodwill, intangibles and other assets	216,565	220,613
Total assets	$486,847	$480,518

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,497	$15,318
Income taxes payable	320	893
Deferred revenue	48,124	38,601
Accrued liabilities	29,248	35,118
Total current liabilities	96,189	89,930

Income taxes payable, long-term	5,032	4,969
Deferred tax liabilities, long-term	3,095	3,095
Other non-current liabilities	11,007	10,711
Total liabilities	115,323	108,705

Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 88,750 and 87,700 shares issued and outstanding at April 3, 2015 and December 31, 2014, respectively	89	88
Additional paid-in capital	2,265,055	2,261,952
Accumulated deficit	(1,890,904)	(1,888,247)
Accumulated other comprehensive loss	(2,716)	(1,980)
Total stockholders' equity	371,524	371,813
Total liabilities and stockholders' equity	$486,847	$480,518

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended
	April 3, 2015	March 28, 2014
	(in thousands, except per share amounts)
Net revenue	$104,016	$108,032
Cost of revenue	48,988	55,720
Gross profit	55,028	52,312
Operating expenses:
Research and development	22,329	23,888
Selling, general and administrative	31,196	33,547
Amortization of intangibles	1,446	1,950
Restructuring and related charges	44	149
Total operating expenses	55,015	59,534
Income (loss) from operations	13	(7,222)
Interest and other income (expense), net	(451)	89
Loss on impairment of long-term investment	(2,505)	—
Loss before income taxes	(2,943)	(7,133)
Benefit from income taxes	(286)	(1,723)
Net loss	$(2,657)	$(5,410)
Net loss per share:
Basic	$(0.03)	$(0.06)
Diluted	$(0.03)	$(0.06)
Shares used in per share calculation:
Basic	88,655	97,921
Diluted	88,655	97,921

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three months ended
	April 3, 2015	March 28, 2014
	(In thousands)
Cash flows from operating activities:
Net loss	$(2,657)	$(5,410)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of intangibles	1,907	6,666
Depreciation	3,493	4,227
Stock-based compensation	4,134	3,807
Loss on impairment of long-term investment	2,505	—
Deferred income taxes	—	3,510
Provision for excess and obsolete inventories	454	722
Allowance for doubtful accounts and returns	(367)	(536)
Excess tax benefits from stock-based compensation	(120)	(185)
Other non-cash adjustments, net	154	462
Changes in assets and liabilities:
Accounts receivable	(1,353)	(1,927)
Inventories	775	5,900
Prepaid expenses and other assets	(13,062)	(6,671)
Accounts payable	3,380	(2,533)
Deferred revenue	10,105	6,382
Income taxes payable	(501)	278
Accrued and other liabilities	(6,819)	(3,447)
Net cash provided by operating activities	2,028	11,245
Cash flows from investing activities:
Purchases of investments	—	(14,084)
Proceeds from sales and maturities of investments	9,497	15,382
Purchases of property and equipment	(3,651)	(3,431)
Purchases of long-term investments	(85)	—
Net cash provided by (used in) investing activities	5,761	(2,133)
Cash flows from financing activities:
Payments for repurchase of common stock	(5,182)	(29,075)
Net proceeds from (repurchases of) common stock issued to employees	4,032	(1,377)
Excess tax benefits from stock-based compensation	120	185
Net cash used in financing activities	(1,030)	(30,267)
Effect of exchange rate changes on cash and cash equivalents	(135)	18
Net increase (decrease) in cash and cash equivalents	6,624	(21,137)
Cash and cash equivalents at beginning of period	73,032	90,329
Cash and cash equivalents at end of period	$79,656	$69,192

Harmonic Inc.
Revenue Information
(Unaudited)

	Three months ended
	April 3, 2015		March 28, 2014*
	(In thousands, except percentages)
Product
Video Products(1)	$48,714	47%	$64,018	59%
Cable Edge	31,759	30%	24,242	23%
Services and Support	23,543	23%	19,772	18%
Total	$104,016	100%	$108,032	100%

Geography
Americas(2)	$60,518	58%	$64,886	60%
EMEA	24,673	24%	24,187	22%
APAC	18,825	18%	18,959	18%
Total	$104,016	100%	$108,032	100%

Market
Service Provider(3)	$67,974	65%	$71,510	66%
Broadcast and Media	36,042	35%	36,522	34%
Total	$104,016	100%	$108,032	100%

(1) Video Products now include Video Processing and Production and Playout.
(2) Americas now include U.S., Canada and Latin America.
(3) Service Provider now includes Cable and Satellite and Telco.
* NOTE : The prior period information has been reclassified to conform to the current period presentation.

Harmonic Inc.
Segment Revenue and Operating Income (Loss)
(Unaudited)

	Three months ended
	April 3, 2015	March 28, 2014
	(In thousands)
Net revenue:
Video	$69,282	$81,152
Cable Edge	34,734	26,880
Total consolidated net revenue	$104,016	$108,032

Operating income (loss):
Video	$(90)	$2,435
Cable Edge	6,188	1,044
Total segment operating income	6,098	3,479
Unallocated corporate expenses*	(44)	(228)
Stock-based compensation	(4,134)	(3,807)
Amortization of intangibles	(1,907)	(6,666)
Income (loss) from operations	13	(7,222)
Non-operating income (expense)	(2,956)	89
Loss before income taxes	$(2,943)	$(7,133)

*Unallocated corporate expenses include certain corporate-level operating expenses and charges such as restructuring and asset impairment charges and proxy contest related expenses.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(In thousands, except percentages and per share data)

	Three months ended
	April 3, 2015
	Gross Profit	Total Operating Expense	Income from Operations	Net Income (Loss)
GAAP	$55,028	$55,015	$13	$(2,657)
Stock-based compensation in cost of revenue	528	—	528	528
Stock-based compensation in research and development	—	(1,148)	1,148	1,148
Stock-based compensation in selling, general and administrative	—	(2,458)	2,458	2,458
Amortization of intangibles	461	(1,446)	1,907	1,907
Restructuring and related charges	—	(44)	44	44
Loss on impairment of long-term investment	—	—	—	2,505
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(1,472)
Non-GAAP	$56,017	$49,919	$6,098	$4,461
As a % of revenue (GAAP)	52.9%	52.9%	0.01%	(2.6)%
As a % of revenue (Non-GAAP)	53.9%	48.0%	5.9%	4.3%

Diluted net income (loss) per share:
Diluted net loss per share-GAAP				$(0.03)
Diluted net income per share-Non-GAAP				$0.05
Shares used to compute diluted net income (loss) per share:
GAAP				88,655
Non-GAAP				90,100

	Three months ended
	December 31, 2014
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income (Loss)
GAAP	$56,791	$58,953	$(2,162)	$(4,854)
Stock-based compensation in cost of revenue	608	—	608	608
Stock-based compensation in research and development	—	(1,255)	1,255	1,255
Stock-based compensation in selling, general and administrative	—	(2,704)	2,704	2,704
Amortization of intangibles	696	(1,446)	2,142	2,142
Restructuring and asset impairment charges	220	(1,941)	2,161	2,161
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	1,251
Non-GAAP	$58,315	$51,607	$6,708	$5,267
As a % of revenue (GAAP)	52.6%	54.6%	(2.0)%	(4.5)%
As a % of revenue (Non-GAAP)	54.1%	47.8%	6.2%	4.9%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP				$(0.06)
Diluted net income per share-Non-GAAP				$0.06
Shares used to compute diluted net income (loss) per share:
GAAP				88,012
Non-GAAP				89,342

	Three months ended
	March 28, 2014
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income (Loss)
GAAP	$52,312	$59,534	$(7,222)	$(5,410)
Stock-based compensation in cost of revenue	516	—	516	516
Stock-based compensation in research and development	—	(1,101)	1,101	1,101
Stock-based compensation in selling, general and administrative	—	(2,190)	2,190	2,190
Amortization of intangibles	4,716	(1,950)	6,666	6,666
Restructuring and related charges	79	(149)	228	228
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(2,471)
Non-GAAP	$57,623	$54,144	$3,479	$2,820
As a % of revenue (GAAP)	48.4%	55.1%	(6.7)%	(5.0)%
As a % of revenue (Non-GAAP)	53.3%	50.1%	3.2%	2.6%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP				$(0.06)
Diluted net income per share-Non-GAAP				$0.03
Shares used to compute diluted net income (loss) per share:
GAAP				97,921
Non-GAAP				99,256